United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Atlantic Union Bankshares Corporation (the “Company”) held its annual shareholders’ meeting (the “Annual Meeting”) on May 5, 2020. Five proposals were submitted to the Company’s shareholders, including two proposals to amend the Company’s articles of incorporation to (i) eliminate the classified structure of the Board of Directors and provide for the annual election of directors and (ii) update the provisions regarding indemnification of directors and officers of the Company (the “Articles Amendments”), which are described in detail in the Company's Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 20, 2020. The Articles Amendments were approved by the Company’s shareholders at the Annual Meeting.

Following shareholder approval of the Articles Amendments, the Company submitted amended and restated articles of incorporation to the Virginia State Corporation Commission reflecting the Articles Amendments and certain other amendments that did not require shareholder approval, including eliminating the provisions describing the rights of the series of preferred stock no longer outstanding (the “Amended and Restated Articles”). The Amended and Restated Articles were effective on May 7, 2020.

The Amended and Restated Articles are attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Articles of Incorporation of Atlantic Union Bankshares Corporation, effective May 7, 2020.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: May 7, 2020	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President
and Chief Financial Officer

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